Joint Filer Information

Name: Centerbridge Credit Partners General Partner, L.P.
Address: 375 Park Avenue, 11th Floor, New York, New York 10152
Designated Filer: Centerbridge Credit Partners, L.P.
Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)
Date of Event Requiring Statement: December 23, 2020

Signature:	CENTERBRIDGE CREDIT PARTNERS GENERAL PARTNER, L.P.

	By:	Centerbridge Credit Cayman GP Ltd., its general partner
	By:	/s/ Susanne V. Clark
Name: Susanne V. Clark
Title: Authorized Signatory

Name: Centerbridge Credit Partners Master, L.P.
Address: 375 Park Avenue, 11th Floor, New York, New York 10152
Designated Filer: Centerbridge Credit Partners, L.P.
Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)
Date of Event Requiring Statement: December 23, 2020

Signature:	CENTERBRIDGE CREDIT PARTNERS MASTER, L.P.

	By:	Centerbridge Credit Partners Offshore General Partner, L.P., its general partner
	By:	Centerbridge Credit Cayman GP Ltd., its general partner
	By:	/s/ Susanne V. Clark
Name: Susanne V. Clark
Title: Authorized Signatory

Name: Centerbridge Credit Cayman GP Ltd.
Address: 375 Park Avenue, 11th Floor, New York, New York 10152
Designated Filer: Centerbridge Credit Partners, L.P.
Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)
Date of Event Requiring Statement: December 23, 2020

Signature:	CENTERBRIDGE CREDIT CAYMAN GP LTD.

	By:	/s/ Susanne V. Clark
Name: Susanne V. Clark
Title: Authorized Signatory

Name: Centerbridge Credit Partners Offshore General Partner, L.P.
Address: 375 Park Avenue, 11th Floor, New York, New York 10152
Designated Filer: Centerbridge Credit Partners, L.P.
Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)
Date of Event Requiring Statement: December 23, 2020

Signature:	CENTERBRIDGE CREDIT PARTNERS OFFSHORE GENERAL PARTNER, L.P.

	By:	Centerbridge Credit Cayman GP Ltd., its general partner
	By:	/s/ Susanne V. Clark
Name: Susanne V. Clark
Title: Authorized Signatory

Name: Centerbridge Capital Partners II (Cayman), L.P.
Address: 375 Park Avenue, 11th Floor, New York, New York 10152
Designated Filer: Centerbridge Credit Partners, L.P.
Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)
Date of Event Requiring Statement: December 23, 2020

Signature:	CENTERBRIDGE CAPITAL PARTNERS II (CAYMAN), L.P.

	By:	Centerbridge Associates II (Cayman), L.P., its general partner
	By:	CCP II Cayman GP Ltd., its general partner
	By:	/s/ Susanne V. Clark
Name: Susanne V. Clark
Title: Authorized Signatory

Name: Centerbridge Capital Partners SBS II (Cayman), L.P.
Address: 375 Park Avenue, 11th Floor, New York, New York 10152
Designated Filer: Centerbridge Credit Partners, L.P.
Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)
Date of Event Requiring Statement: December 23, 2020

Signature:	CENTERBRIDGE CAPITAL PARTNERS SBS II (CAYMAN), L.P.

	By:	CCP II Cayman GP Ltd., its general partner
	By:	/s/ Susanne V. Clark
Name: Susanne V. Clark
Title: Authorized Signatory

Name: Centerbridge Associates II (Cayman), L.P.
Address: 375 Park Avenue, 11th Floor, New York, New York 10152
Designated Filer: Centerbridge Credit Partners, L.P.
Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)
Date of Event Requiring Statement: December 23, 2020

Signature:	CENTERBRIDGE ASSOCIATES II (CAYMAN), L.P.

	By:	CCP II Cayman GP Ltd., its general partner
	By:	/s/ Susanne V. Clark
Name: Susanne V. Clark
Title: Authorized Signatory

Name: CCP II Cayman GP Ltd.
Address: 375 Park Avenue, 11th Floor, New York, New York 10152
Designated Filer: Centerbridge Credit Partners, L.P.
Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)
Date of Event Requiring Statement: December 23, 2020

Signature:	CCP II CAYMAN GP LTD.

	By:	/s/ Susanne V. Clark
Name: Susanne V. Clark
Title: Authorized Signatory

Name: Centerbridge Special Credit Partners General Partner II AIV IV (Cayman), L.P.
Address: 375 Park Avenue, 11th Floor, New York, New York 10152
Designated Filer: Centerbridge Credit Partners, L.P.
Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)
Date of Event Requiring Statement: December 23, 2020

Signature:	CENTERBRIDGE SPECIAL CREDIT PARTNERS II AIV IV (CAYMAN), L.P.

	By:	Centerbridge Special Credit Partners General Partner II (Cayman), L.P.,
its general partner

By:	CSCP II Cayman GP Ltd., its general partner

By:	/s/ Susanne V. Clark
Name: Susanne V. Clark
Title: Authorized Signatory

Name: Centerbridge Special Credit Partners General Partner II (Cayman), L.P.
Address: 375 Park Avenue, 11th Floor, New York, New York 10152
Designated Filer: Centerbridge Credit Partners, L.P.
Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)
Date of Event Requiring Statement: December 23, 2020

Signature:	CENTERBRIDGE SPECIAL CREDIT PARTNERS GENERAL PARTNER II (CAYMAN), L.P.

	By:	CSCP II Cayman GP Ltd., its general partner

	By:	/s/ Susanne V. Clark
Name: Susanne V. Clark
Title: Authorized Signatory

Name: CSCP II Cayman GP Ltd.
Address: 375 Park Avenue, 11th Floor, New York, New York 10152
Designated Filer: Centerbridge Credit Partners, L.P.
Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)
Date of Event Requiring Statement: December 23, 2020

Signature:	CSCP II CAYMAN GP LTD.

	By:	/s/ Susanne V. Clark
Name: Susanne V. Clark
Title: Authorized Signatory

Name: Jeffrey H. Aronson
Address: 375 Park Avenue, 11th Floor, New York, New York 10152
Designated Filer: Centerbridge Credit Partners, L.P.
Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)
Date of Event Requiring Statement: December 23, 2020

Signature:	JEFFREY H. ARONSON

Signature:	/s/ Jeffrey H. Aronson
Name: Jeffrey H. Aronson

Name: Centerbridge Special Credit Partners II, L.P.
Address: 375 Park Avenue, 11th Floor, New York, New York 10152
Designated Filer: Centerbridge Credit Partners, L.P.
Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)
Date of Event Requiring Statement: December 23, 2020

Signature:	CENTERBRIDGE SPECIAL CREDIT PARTNERS II, L.P.

	By:	Centerbridge Special Credit Partners II, L.P., its general partner

	By:	CSCP II Cayman GP Ltd., its general partner

	By:	/s/ Susanne V. Clark
Name: Susanne V. Clark
Title: Authorized Signatory

Name: Centerbridge Special Credit Partners General Partner II, L.P.
Address: 375 Park Avenue, 11th Floor, New York, New York 10152
Designated Filer: Centerbridge Credit Partners, L.P.
Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)
Date of Event Requiring Statement: December 23, 2020

Signature:	CENTERBRIDGE SPECIAL CREDIT PARTNERS GENERAL PARTNER II, L.P.

	By:	CSCP II Cayman GP Ltd., its general partner

	By:	/s/ Susanne V. Clark
Name: Susanne V. Clark
Title: Authorized Signatory